EXHIBIT 4.1
SPECIMEN COMMON STOCK CERTIFICATE

NUMBER: CB		SHARES
[LOGO]
INCORPORATED
UNDER THE	CASTLE BRANDS	CUSIP 148435 10 0
LAWS OF THE		SEE REVERSE
STATE OF	CASTLE BRANDS INC.	FOR CERTAIN
DELAWARE		DEFINITIONS
THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR
VALUE $.01 PER SHARE, OF
CASTLE BRANDS INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.
Witness the facsimile signatures of its duly authorized officers.
Dated:

Secretary	Chairman of the Board

CASTLE BRANDS INC.
CORPORATE
SEAL 2003
Delaware

Countersigned and Registered
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar

Authorized Officer

          The Corporation will furnish without charge to each stockholder who so request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act
(State)

Additional Abbreviations may also be used though not in the above list.
     For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER
IDENTIFYING NUMBER OR ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.